-----------------------------
                                GREENWICH STREET
                              MUNICIPAL FUND INC.
                         -----------------------------

                               [GRAPHIC OMITTED]

                                  ANNUAL REPORT

                                  May 31, 1998

                           Greenwich Street Municipal
                                    Fund Inc.

--------------------------------------------------------------------------------
                                  May 31, 1998
--------------------------------------------------------------------------------

Dear Shareholder:

      We are pleased to provide the annual report for the Greenwich Street Municipal Fund Inc. ("Fund") for the year ended May 31, 1998. During the year, the Fund distributed income dividends totaling $0.61 per share. The table below shows the annualized distribution rate and twelve-month total return based on the Fund's May 31, 1998 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.

        Price                Annualized            Twelve-Month
      Per Share          Distribution Rate*        Total Return
      ---------          ------------------        ------------

    $11.78 (NAV)                4.99%                 10.53%
    $10.438 (NYSE)              5.63%                 (0.20)%

      In comparison, closed-end municipal bond funds posted an average total return of 12.42% for the same time period, as reported by Lipper Analytical Services, Inc. (Lipper is a major fund-tracking organization.)

Municipal Bond Market Update

      The past year under review has seen a clear dichotomy develop between domestic and international pressures on the bond markets. Recently, the weakness in Southeast Asia has kept inflationary pressures low and has provided a soft economic backdrop that in turn has helped to support bond prices. With respect to the U.S. economy, the data has been quite different and indicates powerful economic growth, tight labor markets and some signs of higher inflationary pressures. These conditions would normally point to a Federal Reserve Board ("Fed") tightening of short-term interest rates and weakening bond prices. However, Asia's problems have put Fed monetary policy temporarily on hold and have created a classic standoff between the bulls and the bears. Some investors may perceive this standoff as relative

----------
* This distribution assumes that the current monthly income dividend rate of $0.049 per share will be paid for twelve months.

calm in a market that is actually more turbulent than it may appear. While the market may seem calm on the surface, pressures from both viewpoints are building. We expect that one side will ultimately prevail and become dominant, probably before the end of the year. In our opinion, current domestic concerns should outweigh foreign considerations among Fed policy-makers.

Investment Strategy

      The yield curve has become extremely flat in the last few months. (The yield curve shows the difference between short- and long-term yields.) That means there is little extra yield being offered by owning longer maturity bonds and taking on the added risks of higher interest rate volatility.

      We have attempted to increase the Fund's coupon and decrease its average maturity from where we were last year. (Coupon is the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value. Average maturity is a dollar weighted average maturity of bonds contained in the portfolio.) While this may be a more conservative investment strategy, for us it appears to be a rare opportunity to come in shorter on the yield curve in the municipal bond market without any appreciable sacrifice in the income stream. With today's low interest rates, we think our strategy is prudent.

      As of May 31, 1998, the Fund's focus was on hospital bonds (16.6%), general obligation bonds (14.1%) and water and sewer bonds (12.0%) because we believed they offered good relative values. At the end of May, the Fund's weighted average maturity was approximately 22 years. In addition, as of May 31, 1998, approximately 91% of the Fund's holdings were rated investment grade by either Standard & Poor's Ratings Service or Moody's Investors Services Inc., with 56% of the Portfolio invested in AAA bonds, the highest rating. (Investment-grade bonds are those rated in one of the four highest ratings categories by nationally recognized statistical rating organizations, or determined by the manager to be of equivalent quality.)

Municipal Bond Market Outlook

      Municipal bonds today trade at approximately 90% of 30-year U.S. Treasury bonds, which is an extremely attractive after-tax spread. U.S. Treasury bond rates have been pushed down by several forces, but most recently by foreign capital exiting Asia in a "flight to quality." Because these foreign investors do not gain any benefit from tax-exempt income, municipal bonds have not appreciated as much as U.S. Treasurys of late. It also means that when the tide turns, the Fund's currently more defensive investment strategy should hold us in good stead in any future market sell-off.

      We have also seen a significant increase in the volume of new issues in the municipal bond market taking advantage of historically low interest rates. We believe the municipal market is comparatively inexpensive and provides us with a broad spectrum of securities to choose from. For us, that means the issues we will consider will probably remain high in credit quality and somewhat shorter in maturity than in past market cycles.

      In closing, thank you for investing in the Greenwich Street Municipals Fund Inc. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon                      /s/ Joseph P. Deane

Heath B. McLendon                          Joseph P. Deane
Chairman                                   Vice President and
                                           Investment Officer

June 30, 1998

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. The Fund's complete Plan begins on page 25. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group at (800) 331-1710.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Schedule of Investments
                                  May 31, 1998
--------------------------------------------------------------------------------

       Face
      Amount       Ratings                         Security                             Value
================================================================================================
-----------------------------------
MUNICIPAL BONDS AND NOTES -- 100.0%
-----------------------------------
California -- 11.5%
     $3,600,000   AAA         Anaheim CA, Public Finance Authority Lease
                                Revenue, Public Improvements, Series A,
                                FSA-Insured, 5.000% due 9/1/27                       $ 3,523,500
      3,000,000   Baa3*       California Educational Facilities Authority
                                Revenue (Pooled College & University
                                Projects), Series A, 5.625% due 7/1/23                 3,033,750
      1,000,000   AAA         California State Public Works Board Lease
                                Revenue, Department of Corrections,
                                Series A, AMBAC-Insured,
                                5.250% due 1/1/21                                      1,006,250
      1,980,000   AAA         California State University, Headquarters
                                Building Authority, Series B,
                                MBIA-Insured, 5.125% due 9/1/17                        1,989,900
      8,530,000   AAA         Los Angeles County, CA Metropolitan
                                Transportation Authority Revenue, Sales
                                Tax Revenue, Series A, MBIA-Insured,
                                5.250% due 7/1/19                                      8,636,625
      1,380,000   AAA         Los Angeles County, CA Public Works
                                Financing Authority Revenue, Series A,
                                Lease Revenue, (Multiple Capital
                                Facilities Project), AMBAC-Insured,
                                5.125% due 6/1/17                                      1,385,175
                              Metropolitan Water District Southern
                                California Water Works Revenue:
      2,500,000   AA              Series A, 5.000% due 7/1/18                          2,468,750
      1,000,000   AAA             Series B, MBIA-Insured,
                                    4.750% due 7/1/21                                    947,500
      1,000,000   AAA         Rancho Cucamonga, CA Redevelopment
                                Agency Tax Allocation, (Rancho
                                Redevelopment Project), MBIA-Insured,
                                5.250% due 9/1/26                                      1,008,750
      1,500,000   AAA         Sacramento County, CA COP, (Public
                                Facilities Project), AMBAC-Insured,
                                4.750% due 10/1/27                                     1,411,875
      2,000,000   AAA         San Diego County, CA COP, North
                                County Regional Center Expansion,
                                AMBAC-Insured, 5.250% due 11/15/19                     2,025,000
------------------------------------------------------------------------------------------------
                                                                                      27,437,075
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1998 (continued)
--------------------------------------------------------------------------------

       Face
      Amount       Ratings                         Security                             Value
================================================================================================
Colorado -- 1.8%
     $2,000,000   Aaa*        Arapahoe County, CO Capital Improvement,
                                Highway Revenue, Current Series E,
                                (Pre-Refunded -- Escrowed with U.S.
                                government securities to 8/31/05
                                Call @ 103), 7.000% due 8/31/26(a)                   $ 2,385,000
      2,000,000   AAA         E-470 Public Highway Authority Revenue,
                                Series A, MBIA-Insured, 5.000% due 9/1/15              1,987,500
------------------------------------------------------------------------------------------------
                                                                                       4,372,500
------------------------------------------------------------------------------------------------
Florida -- 3.8%
      1,000,000   AAA         Bay County, FL Water System Revenue,
                                MBIA-Insured, 5.125% due 9/1/22                        1,002,500
      2,000,000   AAA         Dade County, FL GO Unlimited Revenue
                                Bonds, Florida Seaport, MBIA-Insured,
                                5.125% due 10/1/21                                     2,000,000
      1,000,000   AAA         Florida State Turnpike Authority Revenue,
                                Department of Transportation, Series A,
                                FGIC-Insured, 5.000% due 7/1/16                          992,500
      3,500,000   BBB-        Martin County, FL IDR, (Indiantown
                                Cogeneration Project), Series A,
                                7.875% due 12/15/25 (a)(b)                             4,073,125
      1,000,000   A2*         Martin County, FL Special Assessment
                                Revenue, 6.100% due 11/1/15                            1,068,750
------------------------------------------------------------------------------------------------
                                                                                       9,136,875
------------------------------------------------------------------------------------------------
Hawaii -- 1.1%
      2,540,000   AAA         Hawaii State GO, Series CP, FGIC-Insured,
                                5.000% due 10/1/16                                     2,508,250
------------------------------------------------------------------------------------------------
Illinois -- 4.8%
                              Illinois Health Facilities Authority,
                                MBIA-Insured:
      7,000,000   AAA             Ingalls Health Systems Project,
                                    6.250% due 5/15/24                                 7,516,250
      1,000,000   Aaa*            Memorial Health Systems,
                                    5.250% due 10/1/18                                 1,007,500
      3,000,000   AAA         Illinois State GO, FGIC-Insured,
                                5.250% due 12/1/20                                     3,037,500
------------------------------------------------------------------------------------------------
                                                                                      11,561,250
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1998 (continued)
--------------------------------------------------------------------------------

       Face
      Amount       Ratings                         Security                             Value
================================================================================================
Indiana -- 2.0%
    $ 2,000,000   AAA         Avon, IN Community School Building Corp.,
                                First Mortgage, AMBAC-Insured,
                                5.250% due 1/1/22                                    $ 2,015,000
      2,500,000   AA-         Petersburg, IN Industrial PCR, Indianapolis
                                Power & Light Corp., 6.625% due 12/1/24                2,793,750
------------------------------------------------------------------------------------------------
                                                                                       4,808,750
------------------------------------------------------------------------------------------------
Iowa -- 0.3%
        755,000   AAA         Iowa Finance Authority, Multi-Family Housing
                                Revenue Refunding, (Forest Glen
                                Apartments Project), Series A, FNMA-
                                Collateralized, 5.600% due 11/1/22                       771,988
------------------------------------------------------------------------------------------------
Louisiana -- 1.1%
      2,500,000   AAA         Terrebonne Parish, LA  Hospital Service
                                District 1 (Terrebonne Medical Center
                                Project), AMBAC-Insured,
                                5.375% due 4/1/23                                      2,512,500
------------------------------------------------------------------------------------------------
Maryland -- 1.4%
     11,000,000   NR          Maryland State Energy & Financing
                                Administration, Solid Waste Disposal
                                Revenue, Obligation, Recycling,
                                (Hagerstown Project),
                                9.000% due 10/15/16(a)(b)(c)                           3,410,000
------------------------------------------------------------------------------------------------
Massachusetts -- 4.9%
      2,000,000   AAA         Massachusetts Bay Transportation Authority,
                                Series B, FSA-Insured, 5.250% due 3/1/26               2,015,000
      1,850,000   AAA         Massachusetts State Health & Educational
                                Facilities Revenue, Northeastern University,
                                Series G MBIA-Insured, 5.000% due 10/1/16              1,836,125
      1,000,000   AAA         Massachusetts State Housing Finance Agency,
                                Series B, MBIA-Insured, 5.300% due 12/1/17             1,007,500
     10,000,000   NR          Massachusetts State Industrial Financing
                                Agency, Solid Waste Disposal Revenue,
                                Massachusetts Recycling Association,
                                Series A, 9.000% due 8/1/16 (a)(b)(c)                  3,750,000
                              Massachusetts State Water Resource Authority,
                                MBIA-Insured:
      2,000,000   AAA             Series B, 5.000% due 12/1/25                         1,950,000
      1,000,000   AAA             Series C, 5.250% due 12/1/20                         1,005,000
------------------------------------------------------------------------------------------------
                                                                                      11,563,625
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1998 (continued)
--------------------------------------------------------------------------------

       Face
      Amount       Ratings                         Security                             Value
================================================================================================
Michigan -- 5.5%
     $4,000,000   AA+         Michigan Municipal Bond Authority
                                Revenue, State Revolving Fund,
                                5.125% due 10/1/20                                   $ 4,005,000
      1,000,000   AAA         Michigan State Hospital Finance Authority
                                Revenue, AMBAC-Insured, Detroit Medical
                                Group, Series A, 5.250% due 8/15/27                      998,750
      6,000,000   NR          Michigan Strategic Fund Resource Recovery,
                                Limited Obligation Revenue, Central Wayne
                                Energy, Series A, 7.000% due 7/1/27(b)                 6,022,500
      2,000,000   NR          Midland County, MI EDC, PCR, Limited
                                Obligation, Series B, 9.500%
                                due 7/23/09(a)(b)                                      2,200,000
------------------------------------------------------------------------------------------------
                                                                                      13,226,250
------------------------------------------------------------------------------------------------
Minnesota -- 0.2%
        500,000   A3*         Minnesota State Higher Education Facilities
                                Authority Revenue, St. Johns University,
                                Series Four-L, 5.350% due 10/1/17                        505,625
------------------------------------------------------------------------------------------------
Missouri -- 1.5%
      1,000,000   AAA         Fenton, MO COP, Capital Improvement
                                Projects, MBIA-Insured, 5.125% due 9/1/17              1,001,250
      1,100,000   AA          Joplin, MO, Industrial Development Authority,
                                Catholic Health Initiatives, Series A,
                                5.000% due 12/1/18                                     1,075,250
      1,500,000   AAA         Kansas City, MO Municipal Assistance
                                Refunding, MBIA-Insured, 5.000%
                                due 4/15/20                                            1,477,500
------------------------------------------------------------------------------------------------
                                                                                       3,554,000
------------------------------------------------------------------------------------------------
New Jersey -- 0.4%
      1,000,000   AAA         Middlesex County, NJ COP, MBIA-Insured,
                                5.200% due 6/15/18                                     1,013,750
------------------------------------------------------------------------------------------------
New York -- 10.6%
                              Long  Island Power Authority, NY Electric
                                Systems Revenue:
      2,000,000   A-              5.500% due 12/1/29                                   2,020,000
      2,000,000   AAA             Series A, FSA-Insured,
                                    5.000% due 12/1/18                                 1,965,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1998 (continued)
--------------------------------------------------------------------------------

       Face
      Amount       Ratings                         Security                             Value
================================================================================================
New York -- 10.6% (continued)
                              New York City, NY Municipal Water Finance
                                Authority, Water & Sewer Systems Revenue:
     $1,750,000   A2*             Series A, 5.125% due 6/15/21                       $ 1,730,313
      1,790,000   AAA             Series B, MBIA-Insured,
                                    5.375% due 6/15/19                                 1,814,613
      2,000,000   AA          New York City Transitional Finance Authority
                                Revenue, Future Tax Secured, Series A,
                                5.000% due 8/15/17                                     1,980,000
                              New York State Dormitory Authority Revenue:
      1,000,000   AAA           City University System, Series A,
                                  FGIC-Insured, 5.000% due 7/1/16                        990,000
      1,000,000   AAA           Lease Revenue, Health Facilities
                                  Improvement Program, Series A,
                                  FSA-Insured, 5.500% due 5/15/16                      1,043,750
      1,500,000   AAA           Mental Health Services Facilities
                                  Improvement, Series D, FSA-Insured,
                                  5.125% due 8/15/17                                   1,503,750
      3,000,000   AAA           Montefiore Medical Center, AMBAC/FHA-
                                  Insured, 5.250% due 2/1/15                           3,048,750
      3,000,000   AAA           State University Educational Facilities,
                                  Series A, MBIA-Insured, 5.000%
                                  due 5/15/18                                          2,955,000
      1,500,000   AAA         New York State Local Government Assistance
                                Corp., Series B, MBIA-Insured,
                                4.875% due 4/1/20                                      1,453,125
      2,580,000   BBB+        New York State Thruway Authority Service
                                Contract Revenue, Local Highway & Bridge,
                                6.000% due 4/1/11                                      2,792,850
      2,000,000   Aa3*        New York State Triborough Bridge & Tunnel
                                Authority, New York Revenue, Series A,
                                5.000% due 1/1/24                                      1,952,500
------------------------------------------------------------------------------------------------
                                                                                      25,249,651
------------------------------------------------------------------------------------------------
Ohio -- 1.7%
      4,000,000   AAA         Cuyahoga County, OH Hospital Revenue,
                                Metrohealth Systems, Series A,
                                MBIA-Insured, 5.125% due 2/15/16                       4,030,000
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1998 (continued)
--------------------------------------------------------------------------------

       Face
      Amount       Ratings                         Security                             Value
================================================================================================
Pennsylvania -- 4.7%
     $2,500,000   AAA         Altoona, PA City Authority, Water Revenue
                                Refunding, FGIC-Insured,
                                5.000% due 11/1/19                                    $2,456,250
      1,900,000   AAA         Beaver County, PA IDA, FSA-Insured,
                                5.450% due 9/15/28                                     1,928,500
      1,865,000   Aaa*        Cranberry Township, PA Municipal Water &
                                Sewer Revenue, MBIA-Insured,
                                5.000% due 12/1/17                                     1,844,019
      1,500,000   AAA         Montgomery County, PA Health Care,
                                Holy Redeemer Health, Higher Education
                                & Health Authority Revenue, Series A,
                                AMBAC-Insured, 5.250% due 10/1/17                      1,513,125
      2,580,000   AAA         North Wales, PA Water Authority,
                                FGIC-Insured, 5.000% due 11/1/15                       2,567,100
      1,000,000   AAA         Pittsburgh, PA Water & Sewer Authority,
                                Series C, FSA-Insured, 5.000% due 9/1/17                 988,750
------------------------------------------------------------------------------------------------
                                                                                      11,297,744
------------------------------------------------------------------------------------------------
Puerto Rico -- 0.5%
      1,250,000   AAA         Puerto Rico Commonwealth Infrastructure
                                Financing Authority, Series A,
                                AMBAC-Insured, 5.000% due 7/1/16                       1,254,687
------------------------------------------------------------------------------------------------
South Carolina -- 1.7%
      2,000,000   AAA         Lexington County, SC Health Services District
                                Inc., Hospital Revenue Refunding &
                                Improvement, FSA-Insured,
                                5.250% due 11/1/17                                     2,030,000
      2,000,000   AAA         Piedmont, SC Municipal Power Agency,
                                Electric Revenue, Series A, MBIA-Insured,
                                4.875% due 1/1/16                                      1,945,000
------------------------------------------------------------------------------------------------
                                                                                       3,975,000
------------------------------------------------------------------------------------------------
Tennessee -- 0.4%
      1,000,000   AA          Metropolitan Government Nashville &
                                Davidson County, TN Electric Revenue,
                                Series A, 5.125% due 5/15/15                           1,006,250
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1998 (continued)
--------------------------------------------------------------------------------

       Face
      Amount       Ratings                         Security                             Value
================================================================================================
Texas -- 21.5%
     $1,000,000   Aaa*        Amarillo, TX Health Facilities,
                                St Anthony's Hospital, FSA-Insured,
                                5.000% due 1/1/22                                     $  968,750
      2,000,000   Aaa*        Azle, TX ISD, Series C, PSFG, FGIC-Insured,
                                5.000% due 2/15/22                                     1,960,000
      4,000,000   AAA         Bexar County, TX Health Facilities
                                Development Corp. Revenue, Baptist
                                Health Systems, Series A, MBIA-Insured,
                                5.250% due 11/15/27                                    4,000,000
      2,000,000   AAA         Brazos County, TX Health Facilities
                                Development Corp., Franciscan Services
                                Corp. Revenue, Series A, MBIA-Insured,
                                5.375% due 1/1/17                                      2,030,000
                              Burleson, TX ISD, PSFG:
        725,000   Aaa*          6.750% due 8/1/24                                        813,813
      1,775,000   AAA           Pre-Refunded-- Escrowed with U.S.
                                  government securities to 8/1/06
                                  Call @ 100, 6.750% due 8/1/24                        2,065,656
      2,000,000   AAA         Del Valle, TX ISD, PSFG, 5.000% due 2/1/18               1,972,500
      3,650,000   AAA         El Paso, TX ISD, PSFG, 5.900% due 2/15/13                3,850,750
      1,610,000   AA-         Fort Worth, TX Higher Education Finance
                                Corp., Texas Christian University,
                                5.000% due 3/15/15                                     1,599,937
      2,000,000   AA          Harris County, TX Health Facilities
                                Development Revenue, School Health Care
                                Systems, Series B, 5.750% due 7/1/27                   2,095,000
      2,500,000   AA          Harris County, TX Toll Road, Sub-Lien,
                                5.125% due 8/15/17                                     2,509,375
      5,000,000   AA-         Houston, TX GO, Series A, 5.000% due 3/1/14              4,993,750
      1,250,000   AAA         Leander, TX ISD, PSFG, 5.625% due 8/15/17                1,275,725
      1,000,000   AAA         Manor, TX ISD, PSFG, 5.000% due 8/1/17                     987,500
      2,500,000   AAA         Nueces River Authority, Texas Water Supply,
                                FSA-Insured, 5.500% due 3/1/27                         2,571,875
      9,035,000   AA          Texas State Veterans Housing GO, Series B-4,
                                6.700% due 12/1/24(b)                                  9,746,506
                              Texas Water Development Board Revenue,
                                State Revolving Fund, Senior Lien, Series B:
      1,200,000   AAA             5.000% due 7/15/14                                   1,210,500
      3,110,000   AAA             5.000% due 7/15/16                                   3,117,775
      2,000,000   AAA             5.000% due 7/15/19                                   1,985,000
      1,510,000   AAA         West Texas Municipal Power Agency,
                                MBIA-Insured, 5.000% due 2/15/17                       1,487,350
------------------------------------------------------------------------------------------------
                                                                                      51,241,762
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1998 (continued)
--------------------------------------------------------------------------------

       Face
      Amount       Ratings                         Security                             Value
================================================================================================
Utah -- 3.4%
     $8,400,000   A+          Intermountain Power Agency, Utah
                                Power Supply Revenue, Series D,
                                5.000% due 7/1/21                                    $ 8,200,500
------------------------------------------------------------------------------------------------
Virgin Islands -- 1.7%
      4,000,000   BBB-        Virgin Islands Public Finance Authority,
                                Series A, 5.500% due 10/1/22                           4,055,000
------------------------------------------------------------------------------------------------
Virginia -- 5.0%
                              Virginia College Building Authority, VA
                                Educational Facilities Revenue:
      1,250,000   A+              Hampton University Project,
                                    5.750% due 4/1/14                                  1,296,875
      3,425,000   AA              21st Century College Program,
                                    5.200% due 8/1/12                                  3,532,031
                              Virginia State Housing Development Authority,
                                Commonwealth Mortgage:
      3,720,000   AA+             Series A, Sub-Series A-1,
                                    6.400% due 7/1/17                                  3,957,150
                                  Series D:
      1,610,000   AA+               Sub-Series D-1, 6.400% due 7/1/17                  1,726,725
      1,315,000   AA+               Sub-Series D-3, 5.800% due 7/1/10                  1,392,256
------------------------------------------------------------------------------------------------
                                                                                      11,905,037
------------------------------------------------------------------------------------------------
Washington -- 3.1%
      2,040,000   Aaa*        Skagit County, WA Public Hospital
                                District No. 001 Revenue  Refunding,
                                Affiliated Health Services, FSA-Insured,
                                5.750% due 12/1/11                                     2,200,650
                              Washington State Public Power Supply System:
      1,000,000   AAA           Series A, Nuclear Project No. 2,
                                  FSA-Insured, 5.125% due 7/1/11                       1,020,000
      4,250,000   Aa1*          Series B, Nuclear Project No. 3,
                                  5.500% due 7/1/18                                    4,265,938
------------------------------------------------------------------------------------------------
                                                                                       7,486,588
------------------------------------------------------------------------------------------------
West Virginia -- 2.2%
                              Marion County, WV Community Solid Waste
                                Disposal Facilities Revenue, Adirondack
                                Recycling:
      4,525,174   NR              Series A, 8.000% due 12/1/25(b)                      4,525,174
        632,431   NR              Series B, 10.000% due 12/1/25(b)                       632,430
------------------------------------------------------------------------------------------------
                                                                                       5,157,604
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1998 (continued)
--------------------------------------------------------------------------------

       Face
      Amount       Ratings                         Security                             Value
================================================================================================
Wisconsin -- 1.3%
                              Wisconsin State Health & Educational
                                Facilities Authority Revenue, MBIA-Insured:
     $2,000,000   AAA             Aurora Health Care Inc.,
                                    5.250% due 8/15/17                               $ 2,027,500
      1,000,000   AAA             The Medical College Wisconsin Inc.
                                    Project, 5.400% due 12/1/16                        1,025,000
------------------------------------------------------------------------------------------------
                                                                                       3,052,500
------------------------------------------------------------------------------------------------
Wyoming -- 1.9%
      2,000,000   AA          Wyoming Community Development Authority
                                Housing Revenue, Series 4,
                                5.900% due 12/1/14                                     2,112,500
      2,500,000   AA          Wyoming Community Development Authority,
                                Series 1, 5.450% due 12/1/29                           2,512,500
------------------------------------------------------------------------------------------------
                                                                                       4,625,000
------------------------------------------------------------------------------------------------
                              Total Investments -- 100%
                              (Cost -- $241,269,883**)                              $238,919,761
================================================================================================

(a) Security is segregated by custodian for open purchase commitments.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Security is in default.
**  Aggregate cost for Federal income tax purposes is substantially the same.

See pages 14 and 15 for definition of ratings and certain security descriptions.

--------------------------------------------------------------------------------
                   Summary of Investments by Combined Ratings
                            May 31, 1998 (unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                           Standard &          Percentage of
          Moody's           and/or           Poor's          Total Investments
--------------------------------------------------------------------------------

            Aaa                               AAA                    56.0%
            Aa                                AA                     23.3
             A                                 A                      6.2
            Baa                               BBB                     5.9
            NR                                NR                      8.6
                                                                    -----
                                                                    100.0%
                                                                    =====
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            Bond Ratings (unaudited)
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa      -- Bonds rated "Baa" are considered as medium grade obligations,
            i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR       -- Indicates that the bond is not rated by Standard & Poor's or
            Moody's.

--------------------------------------------------------------------------------
                     Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1     -- Standard & Poor's highest rate rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1      -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1   -- Moody's highest rating for issues having demand feature -- VRDO.

P-1      -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
                        Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG     -- Association of Bay Area Governments
AIG      -- American International Guaranty
AMBAC    -- AMBAC Indemnity Corporation
BAN      -- Bond Anticipation Notes
BIG      -- Bond Investors Guaranty
CDA      -- Community Development Administration
CGIC     -- Capital Guaranty Insurance Company
CHFCLI   -- California Health Facility Construction Loan Insurance
COP      -- Certificate of Participation
EDA      -- Economic Development Authority
EDC      -- Economic Development Corporation
ETM      -- Escrowed to Maturity
FAIRS    -- Floating Adjustable Interest Rate Securities
FGIC     -- Financial Guaranty Insurance Company
FHA      -- Federal Housing Administration
FHLMC    -- Federal Home Loan Mortgage Corporation
FNMA     -- Federal National Mortgage Association
FRTC     -- Floating Rate Trust Certificates
FSA      -- Federal Savings Association
GIC      -- Guaranteed Investment Contract
GNMA     -- Government National Mortgage Association
GO       -- General Obligation
HDC      -- Housing Development Corporation
HFA      -- Housing Finance Authority
IDA      -- Industrial Development Agency
IDB      -- Industrial Development Board
IDR      -- Industrial Development Revenue
INFLOS   -- Inverse Floaters
ISD      -- Independent School District
LOC      -- Letter of Credit
MBIA     -- Municipal Bond Investors Assurance Corporation
MVRICS   -- Municipal Variable Rate Inverse Coupon Security
PCR      -- Pollution Control Revenue
PSFG     -- Permanent School Fund Guaranty
RAN      -- Revenue Anticipation Notes
RIBS     -- Residual Interest Bonds
RITES    -- Residual Interest Tax-Exempt Securities
SYCC     -- Structured Yield Curve Certificate
TAN      -- Tax Anticipation Notes
TECP     -- Tax Exempt Commercial Paper
TOB      -- Tender Option Bonds
TRAN     -- Tax and Revenue Anticipation Notes
VAN      -- Veterans Administration
VRDD     -- Variable Rate Daily Demand
VRWE     -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
                       Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                  May 31, 1998
===============================================================================
ASSETS:
  Investments, at value (Cost  -- $241,269,883)                   $238,919,761
  Interest receivable                                                3,831,576
-------------------------------------------------------------------------------
  Total Assets                                                     242,751,337
-------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                   7,011,542
  Payable to bank                                                      807,391
  Dividends payable                                                    461,287
  Investment advisory fees payable                                     168,773
  Accrued expenses                                                     145,885
-------------------------------------------------------------------------------
  Total Liabilities                                                  8,594,878
-------------------------------------------------------------------------------
Total Net Assets                                                  $234,156,459
===============================================================================
NET ASSETS:
  Par value of capital shares                                     $     19,882
  Capital paid in excess of par value                              237,656,883
  Overdistributed net investment income                               (477,355)
  Accumulated net realized loss on security transactions              (692,829)
  Net unrealized depreciation of investments                        (2,350,122)
-------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $11.78 per share on 19,882,045 shares of
  $0.001 par value outstanding; 500,000,000 shares authorized)    $234,156,459
===============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                             Statement of Operations
--------------------------------------------------------------------------------

                                                                     Year
                                                                     Ended
                                                                    5/31/98
===============================================================================
INVESTMENT INCOME:
  Interest                                                        $ 12,292,715
-------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)                                  2,093,526
  Shareholder communications                                            69,778
  Audit and legal                                                       53,192
  Directors' fees                                                       41,647
  Shareholder and system servicing fees                                 37,036
  Listing fees                                                          21,777
  Custody                                                               12,396
  Pricing service fees                                                  12,375
  Other                                                                  3,151
-------------------------------------------------------------------------------
  Total Expenses                                                     2,344,878
-------------------------------------------------------------------------------
Net Investment Income                                                9,947,837
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                            205,717,495
    Cost of securities sold                                        202,613,388
-------------------------------------------------------------------------------
  Net Realized Gain                                                  3,104,107
-------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation
  of Investments:
    Beginning of year                                              (12,124,789)
    End of year                                                     (2,350,122)
-------------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation                            9,774,667
-------------------------------------------------------------------------------
Net Gain on Investments                                             12,878,774
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $ 22,826,611
===============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       Year             Year
                                                       Ended            Ended
                                                      5/31/98          5/31/97
================================================================================
OPERATIONS:
   Net investment income                           $  9,947,837    $ 13,009,211
   Net realized gain                                  3,104,107       5,790,754
   (Increase) decrease in net unrealized
      depreciation                                    9,774,667     (10,998,928)
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations            22,826,611       7,801,037
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 2):
   Net investment income                            (11,946,605)    (12,922,738)
   In excess of net investment income                   (69,250)             --
   Net realized gains                                (7,113,504)     (6,649,833)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                  (19,129,359)    (19,572,571)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
   Net asset value of shares issued
     for reinvestment of dividends                    2,544,884       1,218,075
--------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                          2,544,884       1,218,075
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                     6,242,136     (10,553,459)
NET ASSETS:
   Beginning of year                                227,914,323     238,467,782
--------------------------------------------------------------------------------
   End of year*                                    $234,156,459    $227,914,323
================================================================================
* Includes undistributed (overdistributed)
   net investment income of:                          $(477,355)     $1,521,413
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          Notes to Financial Statements
--------------------------------------------------------------------------------

      1. Significant Accounting Policies

      Greenwich Street Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At May 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income and accumulated net realized loss amounting to $69,250 and $117,095, respectively, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. Dividends, Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                   (continued)
--------------------------------------------------------------------------------

      Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. Investment Advisory Agreement and Other Transactions

      Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an advisory fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Smith Barney Inc., another subsidiary of SSBH.

      4. Securities Transactions

      For the year ended May 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $(201,151,389
--------------------------------------------------------------------------------
Sales                                                               205,717,495
================================================================================

      At May 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $(11,630,607
Gross unrealized depreciation                                       (13,980,729)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (2,350,122)
================================================================================

      5. Capital Shares

      During the years ended May 31, 1998 and 1997, capital stock transactions were as follows:

                                       1998                         1997
                               --------------------         --------------------
                                Shares     Amount            Shares      Amount
================================================================================
Shares issued on reinvestment  217,191   $2,544,884         106,520   $1,218,075
================================================================================

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

                                    1998        1997        1996       1995(1)
================================================================================
Net Asset Value,
  Beginning of Year                $11.59      $12.19      $12.84      $12.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income              0.50        0.66        0.66        0.63
  Net realized and unrealized
    gain (loss)                      0.66       (0.26)      (0.42)       0.77
--------------------------------------------------------------------------------
Total Income From Operations         1.16        0.40        0.24        1.40
--------------------------------------------------------------------------------
Offering Costs Charged to
  Paid-In Capital                      --          --          --       (0.02)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income             (0.60)      (0.66)      (0.66)      (0.54)
  In excess of net investment
    income                          (0.01)         --          --          --
  Net realized gains                (0.36)      (0.34)      (0.23)         --
--------------------------------------------------------------------------------
Total Distributions                 (0.97)      (1.00)      (0.89)      (0.54)
--------------------------------------------------------------------------------
Net Asset Value,
  End of Year                      $11.78      $11.59      $12.19      $12.84
--------------------------------------------------------------------------------
Total Return, Based on
  Market Value                      (0.20)%      8.97%       5.52%       1.65%++
--------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value*                  10.53%       3.61%       2.40%      12.28%++
--------------------------------------------------------------------------------
Net Assets,
  End of Year (000s)             $234,156    $227,914    $238,468    $251,219
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                           1.00%       1.03%       1.06%       1.05%+
  Net investment income              4.25        5.57        5.17        5.63+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                85%        115%         42%        115%
--------------------------------------------------------------------------------
Market Value, End of Year         $10.438     $11.375     $11.375     $11.625
================================================================================

(1) For the period from June 24, 1994 (commencement of operations) to May 31, 1995.
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
                          Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Greenwich Street Municipal Fund Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Greenwich Street Municipal Fund Inc. as of May 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from June 24, 1994 (commencement of operations) to May 31, 1995 were audited by other auditors whose report thereon, dated July 12, 1995, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998 by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Greenwich Street Municipal Fund Inc. as of May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.


                                        /s/ KPMG Peat Marwich LLP

New York, New York
July 15, 1998

--------------------------------------------------------------------------------
                         Quarterly Results of Operations
                                   (unaudited)
--------------------------------------------------------------------------------

                                                                       Net Realized              Net Increase
                                                                      and Unrealized             (Decrease) in
                        Investment          Net Investment            Gain (Loss) on            Net Assets From
                          Income                Income                  Investments               Operations
-------------------------------------------------------------------------------------------------------------------
 Quarter                          Per                     Per                       Per                       Per
  Ended             Total        Share     Total         Share      Total          Share     Total           Share
===================================================================================================================
 8/31/96         $3,940,034      $0.20   $3,319,852      $0.17   $(3,899,664)     $(0.20)   $(579,812)      $(0.03)
11/30/96          3,836,212       0.20    3,226,504       0.17     8,809,662        0.45   12,036,166         0.62
 2/28/97          3,780,875       0.19    3,189,232       0.16    (7,930,720)      (0.40)  (4,741,488)       (0.24)
 5/31/97          3,857,047       0.19    3,273,623       0.16    (2,187,452)      (0.11)   1,086,171         0.05
 8/31/97          3,149,970       0.16    2,546,539       0.13     3,996,871        0.20    6,543,410         0.33
11/30/97          3,008,049       0.15    2,431,992       0.12     4,698,522        0.24    7,130,514         0.36
 2/28/98          3,051,177       0.15    2,469,512       0.13     3,841,082        0.19    6,310,594         0.32
 5/31/98          3,083,519       0.16    2,499,794       0.12       342,299        0.03    2,842,093         0.15
===================================================================================================================

--------------------------------------------------------------------------------
                                 Financial Data
                                   (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                  NYSE                               Dividend
   Record         Payable       Closing     Net Asset   Dividend   Reinvestment
    Date           Date          Price*      Value*       Paid         Price
================================================================================
   6/25/96        6/28/96       $11.250      $12.10      $0.060       $11.54
   7/23/96        7/26/96        11.375       12.06       0.060        11.58
   8/27/96        8/30/96        11.625       12.10       0.060        11.70
   9/24/96        9/27/96        11.688       12.08       0.060        11.71
  10/22/96       10/25/96        11.688       12.18       0.060        11.75
  11/25/96       11/29/96        11.625       12.35       0.060        11.59
  12/23/96+      12/27/96        11.250       11.99       0.340        11.56
   1/28/97        1/31/97        11.563       11.65       0.060        11.53
   2/25/97        2/28/97        11.750       11.80       0.060        11.66
   3/24/97        3/27/97        11.250       11.40       0.060        11.40
   4/22/97        4/25/97        11.250       11.30       0.060        11.29
   5/27/97        5/30/97        11.250       11.51       0.060        11.49
   6/24/97        6/27/97        11.625       11.74       0.060        11.74
   7/22/97        7/25/97        11.875       11.98       0.060        11.90
   8/26/97        8/29/97        11.563       11.70       0.060        11.65
   9/23/97        9/26/97        11.625       11.86       0.056        11.56
  10/28/97       10/31/97        11.063       11.86       0.056        11.29
  11/24/97       11/28/97        11.250       11.90       0.056        11.45
  12/22/97+      12/26/97        11.188       11.78       0.360        11.57
   1/27/98        1/30/98        11.688       11.79       0.056        11.77
   2/24/98        2/27/98        11.688       11.78       0.056        11.78
   3/24/98        3/27/98        10.875       11.76       0.049        10.87
   4/21/98        4/24/98        10.563       11.64       0.049        10.55
   5/26/98        5/29/98        10.438       11.75       0.049        10.55
================================================================================
* As of record date.
+ Capital gain distribution.

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                                   (unaudited)
--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "Street Name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in Street Name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the date of valuation, Plan participants will be issued shares of Common Stock at a price equal to the greater of net asset value most recently determined as described below under "Net Asset Value" or 95% of the market price of the Common Stock.

      If the market price of the Common Stock is less than the net asset value of the Common Stock at the time of valuation, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the Common Stock, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                             (unaudited) (continued)
--------------------------------------------------------------------------------

at net asset value. First Data will begin to purchase Common Stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266 or by telephone at 1-800-331-1710.

--------------------------------------------------------------------------------
                             Additional Information
                                   (unaudited)
--------------------------------------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

--------------------------------------------------------------------------------
                                 Tax Information
                                   (unaudited)
--------------------------------------------------------------------------------

      For Federal tax purposes the Fund hereby designates for the fiscal year ended May 31, 1998:

      o 99.71% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.

      o The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Fund designates:

            o     Total long-term capital gain distributions paid of $4,144,518.
                    $3,436,812 are considered "28 percent rate gains".
                    $707,706 are considered "20 percent rate gains".

                           Greenwich Street Municipal
                                    Fund Inc.


Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman
Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser

Mutual Management Corp.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, Massachusetts 02266

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103

                This report is intended only for the shareholders
                     of Greenwich Street Municipal Fund Inc.
                             It is not a Prospectus,
               circular or representation intended for use in the
                       purchase or sale of the Fund or any
                       securities mentioned in the report.


                                   FD0988 7/98